UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2018

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Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001‑38183	81‑5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 1000 Houston, Texas 77024 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 935-8900

N/A
(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2018, RNGR Energy Services, LLC, a Delaware limited liability company (“RNGR”), Ranger Energy Services, LLC, a Delaware limited liability company (“Ranger”), Torrent Energy Services, LLC, a Delaware limited liability company (“Torrent”), Ranger Energy Leasing, LLC, a Delaware limited liability company (“Leasing”), Ranger Energy Properties, LLC, a Delaware limited liability company (“Properties”), Academy Oilfield Rentals, LLC, a Delaware limited liability company (“Academy”), Ranger Energy Equipment, LLC, a Delaware limited liability company (“Equipment”) and Mallard Completions, LLC, a Delaware limited liability company (“Mallard” and, together with RNGR, Ranger, Torrent, Leasing, Properties, Academy and Equipment, the “Borrowers”), each a subsidiary of Ranger Energy Services, Inc., a Delaware corporation (the “Company”), entered into a Master Financing and Security Agreement with Encina Equipment Finance SPV, LLC (the “Lender”).

The amount available to be provided by Lender to the Borrowers under the Agreement is contemplated to be not less than $35 million, but shall not exceed $40 million. The first financing shall be in an amount up to $22 million, which amount shall be used by the Borrowers to acquire certain capital equipment. Subsequent financings shall be made as agreed by the Borrowers and Lender. Amounts outstanding under the Agreement are payable ratably over the next 48 months. Borrowings under the Agreement bear interest at a rate per annum equal to the sum of 8.00% plus the LIBOR (as defined herein) (the “Interest Rate”).

The Agreement requires that the Company maintain leverage ratios of  5.00 to 1.00 as of September 30, 2018, 3.50 to 1.00 as of December 31, 2018 and 2.50 to 1.00 for periods thereafter.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Master Financing and Security Agreement, dated as of June 22, 2018, by and between Encina Equipment Finance SPV, LLC and the Borrowers party thereto.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER ENERGY SERVICES, INC.

Date: June 22, 2018
	By:	/s/ Darron M. Anderson

Name:	Darron M. Anderson
Title: President, Chief Executive Officer and
Director